UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 15, 2004


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-25675                  88-0346441
(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


                      500 NORTH MICHIGAN AVENUE, SUITE 300
                             CHICAGO, ILLINOIS 60611
                (Address of Principal Executive Offices/Zip Code)


                                 (312) 396-4031
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 27, 2004, the Board of Directors of Patron Systems, Inc. (the "Registrant") resolved to engage Marcum & Kliegman LLP as the Registrant's new independent accountants to audit the Registrant's financial statements for the period from April 30, 2002 through December 31, 2002, and for the fiscal years ended December 31, 2003 and 2004. The engagement occurred as a result of the previous resignation of Grant Thornton LLP as the Registrant's independent accountants.

         The Registrant engaged Marcum & Kliegman LLP as its new independent accountants as of November 15, 2004. The Registrant has not consulted with Marcum & Kliegman LLP regarding any matters specified in Items 304(a)(2)(i) or
(ii) of Regulation S-B.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATRON SYSTEMS, INC.



Date:    December 1, 2004              By:      /s/ Robert E. Yaw, II
                                                ---------------------------
                                                Robert E. Yaw, II
                                                Chairman of the Board


                                       2